SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                         FIRST INDEPENDENCE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                          Common Stock, par value $.01
________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:


                                    978,333
________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


           10.625 (average high & low price per share of Common Stock as reported on the Nasdaq Stock Market on Sept. 30, 1998
________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:



________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:


(SC14A-07/98)

                   [FIRST INDEPENDENCE CORPORATION LETTERHEAD]


                                December 28, 1998



Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of First Independence Corporation (the "Company"), we cordially invite you to attend the Annual Meeting of Stockholders of the Company (the "Meeting"). The Meeting will be held at 2:00 p.m., Independence, Kansas time, on January 27, 1999, at the office of the Company located at Myrtle and Sixth Streets, Independence, Kansas.

     In addition to the election of directors, stockholders are also being asked to ratify the appointment of Grant Thornton LLP as the Company's auditors. Accordingly, your Board of Directors unanimously recommends that you vote FOR the election of the nominees for director as well as the ratification of auditors.

     We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

     Thank you for your attention to this important matter.

                                          Very truly yours,




                                          Larry G. Spencer
                                          President and Chief Executive Officer

                         FIRST INDEPENDENCE CORPORATION
                            Myrtle and Sixth Streets
                           Independence, Kansas 67301
                                 (316) 331-1660

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on January 27, 1999


     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of First Independence Corporation ("First Independence" or the "Company") will be held at the office of the Company located at Myrtle and Sixth Streets, Independence, Kansas, at 2:00 p.m. Independence, Kansas time, on January 27, 1999.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors of the Company;

     2. The ratification of the appointment of Grant Thornton LLP as auditors for the Company for the fiscal year ending September 30, 1999;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record as of the close of business on December 4, 1998 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Meeting will be available for inspection by stockholders at the office of the Company during the ten days prior to the Meeting as well as at the Meeting.

     You are requested to complete and sign the enclosed Proxy Card which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                     By Order of the Board of Directors


                                     Donald E. Aitken
                                     Chairman of the Board


Independence, Kansas
December 28, 1998

--------------------------------------------------------------------------------
    IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE
       OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.
           A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                         FIRST INDEPENDENCE CORPORATION
                            Myrtle and Sixth Streets
                           Independence, Kansas 67301
                                 (316) 331-1660

                         ANNUAL MEETING OF STOCKHOLDERS
                                January 27, 1999


     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of First Independence Corporation (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the office of the Company, located at Myrtle and Sixth Streets, Independence, Kansas, on January 27, 1999, at 2:00 p.m., Independence, Kansas time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about December 28, 1998. Certain of the information provided herein relates to First Federal Savings and Loan Association of Independence (the "Association"), a wholly owned subsidiary of the Company.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors of the Company and the appointment of Grant Thornton LLP as the Company's auditors for the fiscal year ending September 30, 1999.

Vote Required and Proxy Information

     All shares of common stock of the Company, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting and not revoked will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and the adoption of the proposal set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting pursuant thereto will have the discretion to vote on such matters in accordance with their best judgment.

     Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be the act of the stockholders. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non- votes are counted for purposes of determining a quorum.

     A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Gary L. Overfield, Secretary, First Independence Corporation, Myrtle and Sixth Streets, Independence, Kansas 67301.

Voting Securities and Principal Holders Thereof

     Stockholders of record as of the close of business on December 4, 1998 will be entitled to one vote for each share then held. As of that date, the Company had 963,819 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock and (ii) all directors and executive officers of the Company and the Association as a group.

                                                                                   Shares             Percent
                                                                                Beneficially            of
                           Beneficial Owner                                       Owned(1)             Class
-------------------------------------------------------------------------    ------------------    -------------
First Independence Corporation Employee Stock Ownership Plan                     101,832(2)            10.57%
Myrtle and Sixth Streets
Independence, Kansas  67301

John Hancock Mutual Life Insurance Company                                        71,000(3)             7.37%
John Hancock Place
P.O. Box 111
Boston, Massachusetts  02117

Athena Capital Management, Inc.                                                   78,236(4)             8.12%
621 E. Germantown Pike
Plymouth Valley, PA 19401

Jeffrey Gendell                                                                   95,700(5)             9.93%
31 West 52nd Street
17th Floor
New York, New York 10019

Larry G. Spencer                                                                  71,458(6)             7.20%
President, Chief Executive Officer and Director
901 Birdie Drive
Independence, KS  67301

Directors and executive officers as a group (10 persons)                         269,821(7)            25.49%

----------
(1)  Reflects a two-for-one stock split which occurred in fiscal 1997.

(2) The amount reported represents shares held by the Employee Stock Ownership Plan (the "ESOP"), 72,737 of which have been allocated to accounts of participants. First Bankers Trust Company, Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants.

(3) As reported by John Hancock Mutual Life Insurance Company ("John Hancock") and certain of John Hancock's subsidiaries, including John Hancock Advisors, Inc. ("JHA"), a registered investment adviser, and John Hancock Freedom Regional Bank Fund ("JHFRBF") in an amended Schedule 13G dated February 2, 1996. JHA reported sole voting and investment power with respect to the 35,500 shares held through JHFRBF.

(4) As reported by Athena Capital Management, Inc. in a Schedule 13G dated January 29, 1998. Athena Capital Management, Inc., a registered investment adviser, reported sole voting and investment power with respect to 836 shares of the Common Stock and shared voting and investment power with respect to 77,400 shares of the Common Stock.

(5) As reported by Jeffrey L. Gendell, in a Schedule 13D dated January 9, 1998. Mr. Gendell serves as the Managing Member of Tontine Management, L.L.C. and Tontine Overseas Associates, LTD. The principal business of Tontine Management is serving as General Partner to Tontine Financial Partners, L.P. and to Tontine Partners, L.P., an affiliated private investment limited partnership. Tontine Financial Partners, L.P. reported shared voting and investment power with respect to 70,700 shares of the Common Stock. Tontine Overseas Associates, L.L.C. reported shared voting and investment power with respect to 25,000 shares of the Common Stock.

(6) Includes 29,748 shares held directly, 600 shares held solely by Mr. Spencer's spouse, 600 shares held by minor children of Mr. Spencer, 11,416 shares allocated to Mr. Spencer's account under the ESOP and 29,094 shares subject to options granted to Mr. Spencer under the 1993 Stock Option and Incentive Plan (the "Stock Option Plan"), which are exercisable within 60 days of the date hereof.

(7) The group includes all current directors and nominees, including two directors of the Company and the Association who are not standing for re-election at the Meeting. Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and/or investment power. This amount includes the shares held by Larry G. Spencer and listed separately on this table. This amount also includes an aggregate of 94,920 shares subject to options granted under the Stock Option Plan and 34,353 shares allocated to the accounts of participants under the ESOP.

                            I. ELECTION OF DIRECTORS

General

     The Company's Board of Directors currently consists of seven members and has been reduced to six members effective upon completion of the Meeting. Except for Directors Strecker and Smith, who have served on the Board since January 1994, each of the current directors of the Company has served in such capacity since its incorporation in June 1993. The Board is divided into three classes, each of which contains one-third of the Board. Approximately one-third of the Board is elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors are elected and qualified.

     The following table sets forth certain information, as of December 4, 1998, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

     The Board of Directors gratefully acknowledges the dedicated service of Directors Donald E. Aitken and John T. Updegraff, who will retire from the Board effective the date of the Meeting after serving the Company and the Association since 1968 and 1979, respectively. In 1996, Mr. Aitken retired from his position as Manager of City Publishing Co., Inc., a position he held for 29 years. In 1990, Mr. Updegraff retired from his position as Vice President and Senior Counsel for ARCO Pipeline Company, a position he had held for 15 years.


                                                                                                 Shares of
                                                                                                  Common
                                                                                        Term       Stock       Percent
                                                                             Director    to     Beneficially     of
          Name             Age      Position(s) Held in the Company          Since(1)  Expire     Owned(2)      Class
-----------------------------------------------------------------------------------------------------------------------
                                                      NOMINEES
Lavern W. Strecker         57       Director                                  1993      2002      6,118(3)           (4)
Robert A. Johnson          52         ---                                      ---      2002        ---           ---

                                           DIRECTORS CONTINUING IN OFFICE

William T. Newkirk II      42       Director                                  1992      2001      9,818(5)      1.01%(4)
Joseph M. Smith            53       Director                                  1993      2001      5,878(6)           (4)
Larry G. Spencer           50       President, Chief Executive Officer and
                                    Director                                  1993      2000     71,458(7)      7.20%
Harold L. Swearingen       61       Director                                  1992      2000      9,018(8)           (4)

----------
(1)  Includes service as a director of the Association.

(2) Amounts include shares held directly and jointly with family members, as well as shares which are held in retirement accounts, or held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or investment power. Amounts also include 29,094, 5,658 and 1,318 shares subject to options granted under the Stock Option Plan to Mr. Spencer, Mr. Swearingen and Mr. Strecker, respectively, and 5,818 shares to each of the remaining non-employee directors, which were exercisable within 60 days of the Record Date.

(3) Represents 300 shares held in a trust, for the benefit of Mr. Strecker's wife, for which Mr. Strecker is a co-trustee, 4,500 shares held directly, and 1,318 shares subject to options, as described in footnote 2.

(4)  Less than 1.0%.

(5) Includes 4,000 shares held directly and 5,818 shares subject to options, as described in footnote 2.

(6) Includes 60 shares held jointly with Mr. Smith's spouse and 5,818 shares subject to options, as described in footnote 2.

(7) See footnote 7 under "Voting Securities and Certain Holders Thereof" for information regarding Mr. Spencer's stock ownership.

(8) Amount includes 3,360 shares held in a trust of which Mr. Swearingen is a trustee, and 5,658 shares subject to options, as described in footnote 2.

     The principal occupation of each director of the Company and each of the nominees for director is set forth below. All directors and nominees have held their present position for at least five years unless otherwise indicated.

     Lavern W. Strecker. Mr. Strecker is currently retired. Prior to his retirement in 1992, Mr. Strecker was employed by ARCO Pipe Line Company for 26 years with his last position being Manager of Accounting and Control.

     Robert A. Johnson. Mr. Johnson is currently the Human Resource Manager with M-E-C Company of Neodesha, Kansas. Mr. Johnson has been employed by M-E-C Company for the past four years. Prior to his employment with M-E-C Company, he was personnel manager with Emerson Electric of Independence, Kansas for 13 years.

     William T. Newkirk II. Mr. Newkirk is an insurance agent with the Newkirk, Dennis & Buckles Insurance Co. located in Independence, Kansas. Mr. Newkirk has been in the insurance business for 19 years.

     Joseph M. Smith. Mr. Smith is currently the County Extension Agent-Agriculture and Coordinator with the Montgomery County Extension Council. Mr. Smith has been employed by the Montgomery County Extension Council for the past 25 years.

     Larry G. Spencer. Mr. Spencer is President and Chief Executive Officer of the Company and the Association. Mr. Spencer has been employed by the Association since 1974 and has held a variety of positions including Executive Vice President. Mr. Spencer was promoted to his present position in 1990. Mr. Spencer received a degree in Business Administration from Pittsburg State University and served in the U.S. Army for three years. He has served on the board of the Chamber of Commerce, Main Street, the Independence Community College Endowment Association, Community Chest and Junior Achievement. He is presently a member of the board of Heartland Community Bankers, USD#446 Endowment Association, Independence Food Bank and Independence Industries. He is also a member of the Rotary Club.

     Harold L. Swearingen. Prior to his retirement in 1992, Mr. Swearingen was employed as a telecommunications manager by ARCO Pipe Line Company, Independence, Kansas. Mr. Swearingen had been employed by Atlantic Richfield Co. and its subsidiaries since 1960. He is a graduate of Kansas State University (Manhattan). Mr. Swearingen is a member of the Institute of Electrical and Electronic Engineers.

Meetings and Committees of the Board of Directors

     Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a quarterly basis. The Board of Directors met six times during fiscal 1998. During fiscal 1998, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

     The Board of Directors of the Company has standing Executive, Audit and Compensation Committees.

     The Executive Committee for fiscal 1998 was comprised of Chairman Aitken and Directors Strecker and Updegraff, with Director Newkirk serving as an alternate. The Executive Committee meets on an as needed basis and exercises the power of the Board of Directors between Board meetings to the extent permitted by Delaware law. This committee did not meet during fiscal 1998.

     The Audit Committee recommends independent auditors to the Board, reviews the results of the auditors' services, reviews with management and the internal auditors the systems of internal control and internal audit reports and assures that the books and records of the Company are kept in accordance with applicable accounting principles and standards. The members of the Audit Committee for fiscal 1998 were Chairman Aitken and Directors Strecker and Updegraff. During the fiscal year ended September 30, 1998, this committee did not meet; however, the entire Board of Directors performed its function during fiscal 1998.

     The Compensation Committee for fiscal 1998 was composed of Chairman Aitken and Directors Strecker and Updegraff. This Committee is responsible for administering the Stock Option Plan and RRP and also reviews compensation and benefit matters. This committee did not meet during the fiscal year ended September 30, 1998.

     The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. While the Board of Directors of the Company will consider nominees recommended by stockholders, the Board has not actively solicited such nominations. Pursuant to the Company's Bylaws, nominations by stockholders must be delivered in writing to the Secretary of the Company at least 30 days before the date of the Meeting.

     Meetings and Committees of the Association. The Association's Board of Directors meets monthly and may have additional special meetings upon the written request of the Chairman of the Board or at least three directors. The Board of Directors met 13 times during the fiscal year ended September 30, 1998. During fiscal 1998, no incumbent director of the Association attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

     The Association has standing Executive, Investment/Interest Rate Risk, Loan and Asset Review Committees.

     The Association's Executive Committee exercises the powers of the full Board of Directors between board meetings, except that this committee does not have the authority of the board to amend the charter or bylaws, adopt a plan of merger, consolidation, dissolution, or provide for the disposition of all or substantially all of the property and assets of the Association. The Executive Committee also serves as the Association's Audit Committee and selects the Association's independent accountants and meets with the accountants to discuss the scope and to review the results of the annual audit. The Executive Committee for fiscal 1998 was composed of Chairman Aitken and Directors Strecker and Updegraff, with Director Newkirk serving as an alternate. The Executive Committee met one time during the fiscal year ended September 30, 1998.

     The Investment/Interest Rate Risk Committee is comprised of Director and President Spencer, Senior Vice President and Senior Loan Officer Gary L. Overfield and Vice President and Chief Financial Officer James B. Mitchell. The Investment Committee is responsible for the formulation of the Association's strategy and monitoring its investment performance and implementation of the Association's interest rate risk management strategy. This committee met six times during fiscal 1998.

     The Loan Committee is composed of Director and President Spencer, Mr. Overfield, Vice President and Asset Manager Jim L. Clubine and Vice President Gregg S. Webster. This committee meets weekly to evaluate and approve all loan applications. During fiscal 1998, this committee met 52 times.

     The Asset Review Committee is comprised of Director and President Spencer, Messrs. Overfield, Clubine and Webster and Ms. Lori L. Kelley, an Assistant Vice President of the Association. This committee identifies and reviews the Association's problem assets. This committee met four times during fiscal 1998.

Director Compensation

     The Company's directors are not paid fees for their service in such capacity. Directors of the Association are paid a fee of $500 per month plus $500 per special Association Board meeting and $300 per Association Executive Committee meeting attended. With the exception of the Association's Executive Committee, no fee is paid for membership on the Association's committees.

Executive Compensation

     The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Association.

     The following table sets forth information regarding compensation paid by the Company and the Association to their Chief Executive Officer for services rendered during the fiscal year ended September 30, 1998. No other executive officer made $100,000 or more during the fiscal year ended September 30, 1998.

======================================================================================================================
                                              SUMMARY COMPENSATION TABLE
======================================================================================================================
                                                                            Long-Term Compensation
                                                                           -----------------------
                         Annual Compensation(1)                                    Awards
----------------------------------------------------------------------------------------------------------------------
                                                                            Restricted
                                                                              Stock        Options/      All Other
                                                     Salary      Bonus       Award(s)        SARs       Compensation
       Name and Principal Position         Year      ($)(2)       ($)          ($)            (#)           ($)
----------------------------------------------------------------------------------------------------------------------
Larry G. Spencer, President and Chief      1998      $106,126   $9,938      $  ---            ---        $10,999(3)
   Executive Officer                       1997        99,837    9,184         ---            ---         11,119(3)
                                           1996        89,434    8,919         ---            ---         11,185(3)
======================================================================================================================

----------
(1) Pursuant to Securities and Exchange Commission rules, perquisites equal to the lesser of either $50,000 or 10% of salary and bonus are excluded from the table above.

(2) Includes directors' fees of $6,150, $5,575, and $4,800 during fiscal 1998, 1997, and 1996, respectively.

(3) Includes the dollar value of 2,098, 2,141 and 1,094 shares allocated to Mr. Spencer's account under the ESOP during fiscal 1998, 1997 and 1996, respectively and excess group life insurance premiums of $510, $414 and $248 paid by the Association during fiscal 1998, 1997 and 1996, respectively.

     No stock appreciation rights ("SARs") were granted during fiscal 1998. The following table sets forth certain information concerning the number and value of unexercised stock options held by the Company's Chief Executive Officer at September 30, 1998. No options were exercised during fiscal 1998.


======================================================================================================================
                   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
----------------------------------------------------------------------------------------------------------------------
                                                           Number of Securities             Value of Unexercised
                                                          Underlying Unexercised         In-the-Money Options/SARs
                                                        Options/SARs at FY-End (#)            at FY-End ($)(1)
                                                       ----------------------------     ------------------------------
                     Shares Acquired      Value
        Name         on Exercise (#)   Realized ($)    Exercisable    Unexercisable     Exercisable    Unexercisable
----------------------------------------------------------------------------------------------------------------------
Larry G. Spencer           N/A             N/A            29,094           N/A            $163,654          N/A
======================================================================================================================

----------
(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based upon the average of the bid and asked prices of $10.625 per share of the Common Stock on September 30, 1998.

Employment Agreements

     The Association has entered into employment agreements with Mr. Spencer and two other executive officers. The employment agreements are designed to assist the Association in maintaining a stable and competent management team upon which the continued success of the Association depends. These agreements were filed with, and approved by, the Office of Thrift Supervision ("OTS") as part of the Association's application for conversion from mutual to stock form. The employment agreements provide for annual base salary in an amount not less than the employee's current salary and an initial term of three years. Each agreement provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of the Association. The agreements provide for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment agreements are also terminable by the employee upon 90 days' notice to the Association.

     The employment agreements provide for payment to the employee of his salary for the remainder of the term of the agreement, plus up to 299% of the employee's base compensation, in the event there is a "change in control" of the Association where employment terminates involuntarily in connection with such change in control or within twelve months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended (the "Code") to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Association for federal income tax purposes. For the purposes of the employment agreements, a "change in control" is defined as any event which would require the filing of an applicationfor acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 574.4. Such events are generally triggered prior to the acquisition or control of 10% of the Common Stock. The agreements also guarantee participation in an equitable manner in employee benefits applicable to executive personnel.

Certain Transactions

     The Association has followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. Loans to employees, executive officers and directors are made in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable transactions prevailing at the time with other persons, in accordance with the Association's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features, which is consistent with current federal requirements. Loans to executive officers and directors must be approved by a majority of the disinterested directors and loans to other officers and employees must be approved by the Association's loan committee.

                 II. RATIFICATION OF THE APPOINTMENT OF AUDITORS

     The Board of Directors has renewed the Company's arrangement for Grant Thornton LLP to be its auditors for the 1999 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of Grant Thornton LLP is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1999.

                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's executive office at Myrtle and Sixth Streets, Independence, KS 67301 no later than August 31, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. Otherwise, any shareholder proposal to take action at such meeting must be received at the Company's executive office at Myrtle and Sixth Streets, Independence, KS 67301 by November 29, 1999; provided, however, that in the event that the date of the annual meeting is held before December 29, 1999, or after February 26, 2000, the shareholder proposal must be received not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was first made. All shareholder proposals must also comply with the Company's bylaws and Delaware law.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Association may solicit proxies personally or by telegraph or telephone without additional compensation.

Independence, Kansas
December 28, 1998

                                REVOCABLE PROXY

                         FIRST INDEPENDENCE CORPORATION

                         Annual Meeting of Stockholders
                                January 27, 1999

     The undersigned hereby appoints the Board of Directors of First Independence Corporation (the "Company"), and the survivor of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the main office of the Company located at Myrtle and Sixth Streets, Independence, Kansas, on January 27, 1999 at 2:00 p.m., and at any and all adjournments and postponements thereof, as follows:

I. The election as directors of all nominees listed below for three-year terms.

                    [ ] FOR             [ ] WITHHELD

     INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

               LAVERN W. STRECKER       ROBERT A. JOHNSON

II. The ratification of the appointment of Grant Thornton LLP as auditors of the Company for the fiscal year ending September 30, 1999.

             [ ] FOR           [ ] AGAINST         [ ] ABSTAIN

     In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

      The Board of Directors recommends a vote "FOR" the directors and the proposal listed above.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Annual Meeting, a Proxy Statement and the Company's Annual Report to Stockholders for the fiscal year ended September 30, 1998.




Dated:________________             _________________________________________
                                   SIGNATURE OF STOCKHOLDER


                                   _________________________________________
                                   SIGNATURE OF STOCKHOLDER


Please sign exactly as your name(s) appear(s) above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

           PLEASE PROMPTLY COMPLETE, DATE, SIGN, AND MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.